UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

Barzel Industries Inc.
(Exact Name of Registrant as Specified in its Charter)

(Former Name or Former Address, if Changed Since Last Report)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

320 Norwood Park South – 2nd Floor
Norwood, Massachusetts 02062
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  781-762-0123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2009, Novamerican Steel Inc. (“Novamerican” or the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Ownership and Merger merging Barzel Industries Inc., a wholly-owned subsidiary of Novamerican, into Novamerican pursuant to Section 253 of the Delaware General Corporation Law, effective February 13, 2009.  Pursuant to such Certificate of Ownership and Merger, Symmetry’s Amended and Restated Certificate of Incorporation was amended to change Novamerican’s name to Barzel Industries Inc.

A copy of the Certificate of Ownership and Merger is attached as an Exhibit to this report.

On February 13, 2009, the Company issued a press release announcing the name change.  A copy of the press release is attached as an Exhibit to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit	Description

3.3	Certificate of Ownership and Merger dated January 30, 2009, effective February 13, 2009

99.1	Press Release dated February 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARZEL INDUSTRIES INC.
Date:	February 13, 2009	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Vice President, Strategic Counsel

EXHIBIT INDEX

Exhibit	Description

3.3	Certificate of Ownership and Merger dated January 30, 2009, effective February 13, 2009

99.1	Press Release dated February 13, 2009